Contract No.: _____________________

LABOR CONTRACT

Party A (Employer)  Name:  Qingdao Sentaida Tire Co., Ltd.
Enterprise Type: Wholly Foreign Owned Enterprise (Hong Kong Owned)
Address: (No. 107, 308 National Road) Majiatai Village, Xiazhuang Street, Chenyang District, Qingdao

Party B (Employee)  Name:  Liang Junfeng
Gender: Male
Date of Birth: July, 1960
PRC Identity Card No.: 370921196007022416
Address: No. 87, Hong Kong Road (E), Naoshan District, Qingdao

In accordance with the Labor Law of the People’s Republic of China as well as the relevant current laws and regulations on labor and on the basis of equality and voluntariness, after friendly consultation, Party A and Party B enter into this Labor Contract (“Contract”).  Both parties will mutually abide by this Labor Contract according to the principle of good faith.

【Contract Term and Performance Place】

Article 1: Upon mutual agreement, the contract term (“Contract Term”) will take the first (1) following method:

(1)

with a definitive term: from ___/day____/month_____/year to December 31, 2011.

(2)

without a definitive term: from ___/day____/month_____/year till the conditions for terminating the Contract are satisfied.

(3)

subject to completion of specific tasks as the term to end contract: from ___/day____/month_____/year till the completion of ___________ production task.

The mutually agreed probation period is from ___/day____/month_____/year to ___/day____/month_____/year.

Article 2:  The Contract performance place shall be (No. 107, 308 National Road) Majiatai Village, Xiazhuang Street, Chenyang District, Qingdao.

【Working Position】

Article 3:  Party A will arrange Party B to engage in management position according to the production and work needs of Party A.

Article 4:  Party B shall complete the production and work tasks according to the quantity and quality index specified in the above working position.  The specific tasks and responsibilities for the above working position shall be as follows:

To be implemented according to the specific regulations of the Company.

Article 5:  Party A may adjust Party B’s working position if Party A confirms that Party B is not competent to the above working position after review and evaluation by Party A according to the working standards.  During the Contract term, upon mutual consultation, Party A may also adjust Party B’s working position according to Party A’s working needs or adjustment of its production and operation.

【Labor Protection and Labor Conditions】

Article 6:  Party A shall provide Party B with labor safety and sanitary conditions and necessary labor protection items which shall comply with the relevant regulations of the State, Province and Municipality, and establish and perfect its labor safety and sanitary regulation and safety production and operation regulation.

Article 7:  Party A shall expressively indicate the occupational disease and the consequence thereof which Party B may possibly suffer from the work: ________________________

Measures for preventing occupational disease: To be implemented according to the relevant regulations of the State.

Treatment: To be implemented according to the relevant regulations of the State.

Article 8:  Party A and Party B shall strictly abide by the relevant regulations of the State, Province and Municipality on reporting work-related accidents and occupational disease.  Party B shall strictly abide by the safety operation regulations during its work (production).  Party B is entitled to refuse to undertake any work instructed by the management of Party A in violation of regulation and compelled by the management of Party A for dangerous performance.

Article 9:  Party A shall provide special labor protection to female employees and minors according to the relevant regulations of the State, Province and Municipality.

【Working Time, Rest and Leaves】

Article 10:  Party A will adopt the following first (1) working time system for Party B:

(1)

standard working system:  Party B shall work for no more than eight hours each day and averagely for more than 40 hours every week.

(2)

comprehensive working system:  The average working time for each day and each week shall not exceed statutory standard working time.

(3)

indefinitive working system:  The working time, rest and leaves shall be negotiated by Party A and Party B on condition that Party B shall complete the working tasks of Party A.

In the event of the second (2) and third (3) working system, it shall be subject to approval by the labor and social security authority.

Article 11.  Due to work needs, Party A may extend the working time upon consultation with the work union and Party B, but normally shall not extend for more than one hour each day.  In case of special reason that it needs to extend working time, the extended working time for each day shall not exceed for more than three hours each day and 36 hours each month on condition that Party B’s health shall be guaranteed.

Article 12.  In case Party A extends Party B’s working time and arranges Party B to work during the rest days and public holidays, Party A shall pay Party B overtime remuneration, i.e.

(1)

Party A shall pay Party B no less than 150% of its wages if Party A arranges Party B to work over time during the working days;

(2)

Party A shall pay Party B no less than 200% of its wages or arrange rest of the same length for Party B if Party A arranges Party B to work on rest days; and

(3)

Party A shall pay Party B no less than 300% of its wages if Party A arranges Party B to work on public holidays.

Article 13.  Party A shall assure Party B’s rest according to the relevant regulations of the State, Province and Municipality.  During the Contract Term, Party B shall be entitled to enjoy statutory leaves and family leave, marriage and death leave, and leave for family planning birth, etc. specified by the State, Province and Municipality.

【Labor Disciplines】

Article 14.  Party A shall establish and perfect various rules and regulations as well as labor disciplines in accordance with the State’s laws, regulations and rules on labor and considering its own real situations.  Party B shall strictly abide by various rules and regulations and labor disciplines established by Party A according to law, obey Party A’s management and keep Party A’s trade secret confidential.

Article 15.  Party B shall abide by all rules and regulations established by Party A according to law.

Article 16.  In the event that Party B violates Party A’s rules and regulations and labor disciplines, Party A is entitled to impose corresponding punishment on Party B, till the termination of this Labor Contract according to the rules and regulations established by Party A.

【Labor Remuneration, Method of Payment and Time】

Article 17.  Party A shall, on its sole discretion, establish its remuneration distribution system, specify the method of payment of the remuneration as well as the remuneration standard according to the relevant regulations of the State, Province and Municipality, considering its own real situations and also following the principle of distribution according to work and performance.  The remuneration standard that Party A shall pay Party B for the working position of Party B specified hereof is RMB 610 each month.

Such remuneration standard includes the following (contents): _________________________, and does not include: ________________________________________________

Article 18.  Party A shall pay Party B the remuneration each month.  Party A shall pay Party B the remuneration in cash before the 31st day of each month in case Party B provides normal work for Party A during the statutory working time or the working time specified by this contract.

Article 19.  In case Party A adopts wage by pieces, it shall establish the work load and quota and the price for each piece according to a scientific and reasonable principle.  After Party B has completed the work quota for the pieces, if Party A arranges Party B to work not within the statutory standard working time, Party A shall pay Party B overtime remuneration according to regulations.

Article 20.  Party A shall establish a wage normal adjustment system.  During the Contract term, Party A shall properly adjust Party B’s labor remuneration according to the relevant regulations of the State, Province and Municipality, considering its production and operation results as well as Party B’s work performance.

Article 21.  Other remuneration agreed by Party A and Party B: __________________________

【Insurance and Welfare】

Article 22.  Party A and Party B shall participate in social insurance according to the relevant regulations of the State, Province and Municipality.  Party A shall contribute various social insurance, such as, insurance for pension, unemployment, medical treatment, work-related injuries and maternity, etc. for Party B according to the relevant regulations of the State, Province and Municipality.  The social insurance fee which Party B shall contribute shall be withheld by Party A according to regulations.

Article 23.  In case Party B suffers from any diseases or non-work-related injuries during the Contract term, the medical treatment and the remuneration during the sick leaves for Party B shall be implemented according to the relevant regulations of the State, Province and Municipality.

Article 24.  The treatment for female employees during their pregnancy, confinement and maternity shall be implemented according to the relevant regulations of the State, Province and Municipality.

Article 25.  Party A shall create conditions to perfect its collective welfares and improve its employees’ welfare treatments.

【Contract Alternation, Termination and Economic Compensation】

Article 26.  In the event of any changes to the laws, regulations and relevant policies on the basis this Contract has been concluded, the relevant contents of this Contract shall be amended correspondingly.

Article 27.  In the event that the objective situations on the basis this Contract has been concluded have undergone material changes so that this Contract can not been performed, upon mutual consultation, the relevant contents of this Contract may be amended correspondingly.  In case of amendment to this labor contract, both Parties shall conclude an amendment as an appendix to this Contract.

Article 28.  Upon mutual consultation, this Contract may be terminated.  If Party A terminates this Contract, it shall pay Party B economic compensations according to regulations.

Article 29.  Party A may terminate this Contract at any time in the occurrence with Party B of any one of the followings:

(1)

being proved to be unqualified for employment during probation periods;

(2)

seriously violating the labor disciplines or the rules and regulations of Party A;

(3)

causing great losses to Party A due to Party B’s serious dereliction of duties or engagement in malpractices for selfish ends;

(4)

being brought to indoctrination through labor and education or pursued of criminal responsibilities in accordance with law; and

(5)

other situations specified by laws and regulations.

Article 30  Party A may terminate this Labor Contract in the occurrence of any one of the followings, but shall notify Party B of the termination in writing 30 days in advance and pay Party B economic compensations according to regulations:

(1)

In case Party B suffers any diseases or non-work-related injuries, after completion of medical treatment, it can neither take up the original jobs nor any other kinds of new jobs assigned by Party A;

(2)

In case Party B is incompetent for its work and he remains as so even after training or readjusting his work position;

(3)

In the event that the objective situations on the basis this Contract has been concluded have undergone material changes so that this Contract can not been performed, no agreements on an amendment to this Labor Contract can be reached by both Parties after consultation; and

(4)

other situations specified by laws and regulations.

Article 31.  Party A shall not terminate this Labor Contract in accordance with stipulations in Article 30 hereof in the occurrence with Party B of any one of the followings:

(1)

suffering occupational diseases or work-related injuries and confirmed by a medical labor expertise institution to have totally or partially lost its labor ability;

(2)

is receiving medical treatment for its diseases or injuries during the prescribed period of time;

(3)

a female employee is being within pregnancy, puerperium, and nursing periods; and

(4)

other situations specified by laws and regulations.

In the event that this Labor Contract Term expires due to the situations specified in the above item (2) and (3) of this paragraph, this Contract shall be renewed till the expiration of the prescribed period for medical treatment and nursing period.

Article 32.  In case Party B intends to terminate this Labor Contract, it shall notify Party A of the termination in writing 30 days in advance.

Article 33.  Party B may notify, at any time, Party A of termination of this Labor Contract in the occurrence of any one of the followings:

(1)

during the probation period;

(2)

Party A forces Party B to work by means of violence, threat or deprival of personal freedom in violation of law;

(3)

Party A fails to pay labor remunerations or provide labor conditions as agreed in this Labor Contracts;

(4)

Party A forces Party B to collect money, buy shares or contribute any properties as mortgage for certain risks;

(5)

Party A refuses to contribute social insurances for Party B according to law;

(6)

Party A pays Party B the remuneration which is lower than the minimum wage payment standard specified by the local municipal government; and

(7)

other situations specified by laws and regulations.

In the event that this Labor Contract is terminated due to the situations specified in the above item (2), (3) and (7) of this paragraph, Party A shall pay Party B economic compensation according to regulations.

Article 34.  Party B shall not terminate this Labor Contract in the occurrence of any of the followings:

(1)

In the event that Party A has provided funds for special training for Party B, Party B fails to work for Party A for the service period specified by the Training Agreement or this Labor Contract;

(2)

Party B is engaging in certain key scientific research projects of the State or has agreed to undertake some scientific research projects of Party A, Party B has not yet finished the projects; and

(3)

other situations specified by laws and regulations.

Article 35.  This Labor Contract shall be terminated immediately in the occurrence of any of the followings:

(1)

expiry of this Contract term;

(2)

Party B retires, quits from the working position or dies;

(3)

The termination conditions specified by this Contract occur; and

(4)

other situations specified by laws and regulations.

【Liabilities for Breach of Contract】

Article 36.  In the event that this Labor Contract has been terminated according to the stipulations in Article 29 and Article 32, Party A is not required to pay Party B economic compensation.

Article 37.  If either Party terminates this Labor Contract in violation of regulations or the stipulations of this Contract, it shall pay the other Party a liquidated damages.  The calculation standard for liquidated damages which shall be paid the other Party shall be the average six months’ wages of Party B before its breach of contract multiplied by the period for which it has not performed the Contract (calculated by month), and then further multiplied by 70% (over cap below 100%).

Article 38.  Party A and Party B shall separately conclude special agreements regarding the issues of funding training, confidentiality of trade secret, which shall be appendix to this Labor Contract.

【Disputes Resolution】

Article 39.  Either Party may submit the disputes arising from the performance of this Contract to the labor disputes mediation commission of Party A for mediation.  In case the disputes can not be resolved through mediation within 30 days, the disputes shall be submitted to the labor disputes arbitration commission where Party A is located for arbitration within 60 days after occurrence of the disputes.  If not satisfied with the arbitration awards, either Party may institute a lawsuit with the people’s court where Party A is located within 15 days after receipt of the arbitration awards.

Article 40.  For any matters not covered by this Contract or if the relevant articles of this Contract conflict with the relevant regulations of the State, Province and Municipality during the performance of this contract, the current laws and regulations and the relevant regulations of the State, Province and Municipality shall prevail.

Article 41.  This Contract shall be filled in by pen or brush pen.  Alteration or allograph without duly authorization shall be void.

Article 42.  This Contract is made in two original sets and shall take into effect upon signature by both Parties.  Both Party A and Party B shall each hold one original set with equal legal binding effect.

【Other Issues Needed to Be Agreed by Both Parties】

Party A (Seal): Qingdao Sentaida Tire Co., Ltd.	Party B: Liang Junfeng

Signature of Legal Representative (Authorized Representative): unreadable	Signature: Liang Junfeng

Date: ___/day____/month_____/year	Date: November 20, 2007